SUPPLEMENT DATED MARCH 9, 2006
TO THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated August 1, 2005

Please note the following important information with regard to The Integrity Funds:

Soft Dollar Arrangements

Integrity Money Management, Inc. ("IMM"), had a soft dollar arrangement with Silver Leaf Partners, Inc. ("Silver Leaf") from September 2003 through December 2003.  In September 2003, the Willamette Funds (which consisted of four funds) became part of the Integrity family of funds.  The four funds were subsequently renamed Integrity Value Fund, Integrity Small Cap Growth Fund, Integrity Health Sciences Fund and Integrity Technology Fund.  Mr. Koenig became the portfolio manager of each of the four funds and continues to manage the investment portfolios of the four funds with a quantitative approach.

Prior to joining IMM, Mr. Koenig and Constantin Bilciu had developed and continue to maintain "StockpickerUSA," a proprietary system using multi-factor analysis for stock selection.  Examples of such factors are technical price momentum, fundamental valuation, future earnings and earnings momentum.  Mr. Koenig uses "Expert Integrity MF", a customized version of StockpickerUSA, which is for IMM's exclusive use and resides on IMM's server in Huntington, NY, to help him manage the four funds.  The system analyzes a universe of stocks that are eligible investments for client portfolios, including the four funds.  The system must be periodically updated with information about the stocks in the universe, which is available from commercial vendors.  In addition, it is necessary to periodically test the accuracy of the stock universe database for corporate events such as stock splits, mergers, spin-offs and delistings.  In August 2003, IMM opened an office in Huntington, New York.  Because IMM had no physical trading system at its principal office in North Dakota, IMM had to acquire a trading system for its Huntington office.  In addition, IMM had to acquire the hardware (including computer screens), software and other items necessary to manage the four new funds, as well as to establish a relationship with one or more broker-dealers to execute fund trades.

After conducting due diligence on several broker-dealer candidates, IMM selected Silver Leaf.  Several of the broker-dealer candidates, including Silver Leaf, offered to set up a trading system at the Huntington office; most of them also offered a soft dollar program.

At the same time IMM assumed the management of the four funds, IMM entered into an arrangement with Silver Leaf for brokerage services, including soft dollar transactions.  Because of the change of portfolio managers, the portfolios of each of the four funds had to be restructured.  By the end of September 2003, trades in the four funds through Silver Leaf generated an estimated $22,515.60 in soft dollar commissions.

The approximately $41,000 in soft dollars resulted from an arrangement whereby Silver Leaf charged a commission of five cents per share.  Silver Leaf credited three cents for each nickel paid to IMM's soft dollar account.  The generation of soft dollar credit was in place for only four months, beginning in September 2003 and ending in December 2003.  At the conclusion of the arrangement, beginning in January 2004, Silver Leaf lowered the commission rate from five cents to two cents per share.

The soft dollars generated by the trades of the four funds were used for three types of products or services:  (1) monitors; (2) quantitative investment research; and (3) research consulting.

Monitors

Approximately $2,500 of soft dollar credits was used by Silver Leaf to supply IMM with four trade station monitors that are used to manage the four funds.  IMM equipped the portfolio manager in the Huntington office with computers and monitors to manage the portfolios.  IMM obtained the additional four monitors, supplied by Silver Leaf, to allow the portfolio manager to monitor and trade all four funds being managed simultaneously, thus increasing the efficiency and responsiveness of the investment process.

Quantitative Investment Research

Approximately $1,305 of soft dollars was paid to Win Brignoli to assist Dr. Bilciu in the verification of the reliability of the data used by StockpickerUSA/Expert Integrity MF.  Specifically, Mr. Brignoli was retained to assist in the comparison of pricing data he had maintained for his own purposes with the data in StockpickerUSA/Expert Integrity MF.  The verification of data was designed to ensure that the 8,000-plus stocks in the database accurately reflected past corporate events such as mergers, stock splits, spin-offs, and delistings over the entire history of the data.

Research Consulting

Soft dollar payments were made to Andrew Scott and Steven Breyer for both quantitative and more traditional investment research consulting services.

During late 2003 and early 2004, Mr. Scott spent about half his time as an independent contractor doing such investment research, visiting the Huntington office frequently, as well as working off premises.  Part of his time was spent creating three benchmark tracking reports that compared the portfolios of the four funds to indices and the constituents of applicable indices.  These tracking reports, when stored, created a database that had to be maintained.

Mr. Scott spent the balance of his time conducting investment strategy, portfolio analysis, and specific company research, monitoring events, and discussing investments for the funds with Mr. Koenig.

Mr. Breyer assumed many of the duties of Mr. Scott (with the exception of creating and maintaining one of the benchmark reports) during 2004.  In late 2004, Mr. Breyer became an employee of IMM and continues to work in the Huntington office.

Messrs. Scott and Breyer's research was 100% dedicated to assisting in the research and investment process of the four funds managed by Mr. Koenig.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE